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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  November 7, 2001


                                IMAGEMAX, INC.
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              (Exact Name of Registrant as Specified in Charter)


          Pennsylvania                   0-23077                23-2865585
--------------------------------   ------------------   ------------------------
(State or Other Jurisdiction           (Commission          (I.R.S. Employer
    of Incorporation or                    file              Identification
       Organization)                      number)                Number)

           455 Pennsylvania Avenue, Suite 128,                   19034
              Fort Washington, Pennsylvania
       --------------------------------------------        ----------------
         (Address of Principal Executive Offices)             (Zip Code)


                                (215) 628-3600
             (Registrant's telephone number, including area code)
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

          99   Press Release dated November 7, 2001.

Item 9.   Regulation FD Disclosure

As more fully described in the attached press release that is incorporated herein by reference, ImageMax, Inc. reported financial results for the third quarter ended September 30, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date: November 7, 2001                         IMAGEMAX, INC.
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                                               By: /s/ Mark P. Glassman
                                               ---------------------------------
                                                   Mark P. Glassman
                                                   Chief Executive Officer